ACCLIVITY MID CAP MULTI-STYLE FUND

Class I Shares: AXMIX

Class N Shares: AXMNX

Summary Prospectus May 1, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2023 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://acclivityfunds.com/mid-cap-multi-style/. You can also obtain these documents at no cost by completing a document request form on our web-site, www.acclivityfunds.com or by calling 1-855-USE-ETFS or by sending an email request to consulting@innealtacapital.com.

Investment Objective. The investment objective of the Acclivity Mid Cap Multi-Style Fund (the “Mid Cap Multi-Style Fund”) is to seek long term capital appreciation.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	35.30%	35.30%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	35.91%	35.66%
Fee Waiver/Expense Reimbursement	(35.21)%	(35.21)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.70%	0.45%
(1)	This number represents the combined total fees for the Mid Cap Multi-Style Fund’s current fiscal year of the combined total fees and operating expenses of acquired funds owned by the Mid Cap Multi-Style Fund and would not be a direct expense incurred by the Mid Cap Multi-Style Fund or deducted from Mid Cap Multi-Style Fund assets.
(2)	Pursuant to an operating expense limitation agreement between Innealta Capital , LLC (the “Adviser”) and the Mid Cap Multi-Style Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Mid Cap Multi-Style Fund to ensure that Total Annual Fund Operating Expenses (excluding any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Mid Cap Multi-Style Fund do not exceed 0.69% or 0.44% of the Mid Cap Multi-Style Fund’s average net assets, for Class N shares or Class I shares, respectively, through April 30, 2024. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Mid Cap Multi-Style Fund for fees it waived and Mid Cap Multi-Style Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Mid Cap Multi-Style Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Mid Cap Multi-Style Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Mid Cap Multi-Style Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Three Years	Ten Years
Class N	$72	$5,426	$7,982	$9,948
Class I	$46	$5,392	$7,962	$9,960

Portfolio Turnover. The Mid Cap Multi-Style Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid Cap Multi-Style Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Mid Cap Multi-Style Fund’s performance. During the most recent fiscal year, the Mid Cap Multi-Style Fund’s portfolio turnover rate was 27% of the average value of the portfolio.

Principal Investment Strategies. The Mid Cap Multi-Style Fund employs a quantitatively driven, factor-based investment strategy. Particularly, the Adviser selects, from the U.S. publicly traded stock universe, securities that the Adviser considers to be mid-capitalization stocks.

Under normal market conditions, the Mid Cap Multi-Style Fund is expected to hold approximately 300 different stocks, where no individual issuer represents more than 5% of the portfolio total value. The Adviser defines a mid-capitalization company as any company that is neither in the highest 80% of U.S. aggregate market capitalization nor in the lowest 8% of U.S. aggregate market capitalization. Effectively, this excludes the largest and smallest companies in the market. The market capitalization upper and lower thresholds for a company to be categorized as a mid-capitalization company will thus fluctuate along with market prices. For context, the Adviser, as of the date of this Prospectus, places the mid-capitalization upper threshold at approximately $20.9 billion and the lower threshold at approximately $5.4 billion. These thresholds will change throughout the year as market conditions evolve and prices fluctuate., The strategy aims to invest in a broad and well-diversified basket of securities that are eligible in accordance with the aforementioned requirements. As a non-fundamental policy (i.e., one that can be changed by the Board of Trustees without shareholder approval), under normal market conditions, the Mid Cap Multi-Style Fund will invest at least 80% of its total assets in equity securities of mid-cap companies. The Mid Cap Multi-Style Fund may obtain exposure to equity securities through futures and options on futures contracts. Such derivative investments will be valued at market value rather than notional value, and will not exceed more than 20% of the Mid Cap Multi-Style Fund’s total assets.

The Adviser will use a set of investment factors, which in some peer-reviewed academic journals have been linked to higher expected returns, to over- or underweight securities in the Mid Cap Multi-Style Fund, relative to their market weight. Some of the factors considered include market capitalization, book-to-market, profitability, re-investment of earnings, and momentum. In addition, the Adviser will use a set of investment variables, that the Adviser believes are linked to higher expected returns, during the strategy implementation stage (e.g., trading), to further over- or underweight securities in the Mid Cap Multi-Style Fund, relative to their multi-factor adjusted weight. Some of the variables considered include stock-specific market interest rate in security lending markets, market liquidity, and price reversals. From time to time, the Adviser may consider additional factors or investment variables as deemed appropriate by the investment committee of the Adviser. The Mid Cap Multi-Style Fund is long-only (no shorting) and does not directly use hedging or leverage, although it will use futures for cash management purposes (these instruments may have embedded economic leverage). The Mid Cap Multi-Style Fund will normally invest 5% or less of its total assets in futures, although it can invest up to 20% of its total assets in such instruments.

The Mid Cap Multi-Style Fund will also use futures and options on futures contracts for U.S. equity securities and indices, and exchange-traded-funds (“ETFs”) to adjust market exposure or manage cash needs. Such equity-related futures and options on futures contracts will count towards the Mid Cap Multi-Style Fund’s 80% investment policy and such instruments will be valued at market value rather than notional value.

The Mid Cap Multi-Style Fund may lend its portfolio securities in order to generate additional income for the Mid Cap Multi-Style Fund.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Mid Cap Multi-Style Fund. The principal risks of investing in the Mid Cap Multi-Style Fund are:

  Derivatives Risk. Derivative instruments (such as futures and options on futures) are subject to changes in the value of the underlying assets or indices on which such instruments are based. The Mid Cap Multi-Style Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Mid Cap Multi-Style Fund’s volatility. Even a small investment in derivatives, such as futures and options on futures, may give rise to leverage risk and can have a significant impact on the Mid Cap Multi-Style Fund’s exposure to securities markets values. It is possible that the Mid Cap Multi-Style Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Mid Cap Multi-Style Fund to incur losses greater than those that would have occurred had derivatives not been used.
  Equity Securities Risk. The Mid Cap Multi-Style Fund invests primarily in common stock, which subjects the Mid Cap Multi-Style Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Mid Cap Multi-Style Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Mid Cap Multi-Style Fund’s investments goes down, your investment in the Mid Cap Multi-Style Fund decreases in value and you could lose money.
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  ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Mid Cap Multi-Style Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; I the possibility that the counterparty will default in the performance of its obligations; and (f) if the Mid Cap Multi-Style Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Mid Cap Multi-Style Fund may have to sell securities at a time when it may be disadvantageous to do so.
  General Market Risk. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities markets in which the Mid Cap Multi-Style Fund invests. There is risk that these and other factors may adversely affect the Mid Cap Multi-Style Fund’s performance. You could lose money by investing in the Mid Cap Multi-Style Fund.
  Limited Operating History Risk. The Mid Cap Multi-Style Fund is new and has a limited history of operation. Accordingly, an investment in the Mid Cap Multi-Style Fund entails a high degree of risk. There can be no assurance that the Mid Cap Multi-Style Fund and the Adviser will achieve the Mid Cap Multi-Style Fund’s investment objective.
  Management Risk. Management risk is the risk that the investment process used by the Mid Cap Multi-Style Fund’s portfolio manager could fail to achieve the Mid Cap Multi-Style Fund’s investment goal and cause an investment in the Mid Cap Multi-Style Fund to lose value.
  Mid-Capitalization Securities Risk. The Mid Cap Multi-Style Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Mid Cap Multi-Style Fund’s portfolio, performance and share price.
  Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Mid Cap Multi-Style Fund may lose money and there may be a delay in recovering the loaned securities. The Mid Cap Multi-Style Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

 Performance. The bar chart illustrates the risks of investing in the Mid Cap Multi-Style Fund by showing how the Mid Cap Multi-Style Fund’s average annual returns for each full calendar year since the Mid Cap Multi-Style Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Mid Cap Multi-Style Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Mid Cap Multi-Style Fund’s past performance, before and after taxes, is not necessarily an indication of how the Mid Cap Multi-Style Fund will perform in the future. Updated performance information will be available at no cost by calling the Mid Cap Multi-Style Fund toll-free at 1-855-873-3837 or on the Mid Cap Multi-Style Fund’s website www.acclivityfunds.com.

Class I Shares1

Calendar Year Returns as of December 31

1 The returns shown in the bar chart are for Class I shares. The performance of Class N shares will differ due to differences in expenses and sales load charges.

During the period shown in the bar chart, the best performance for a quarter was 22.46% (for the quarter ended June 30, 2020). The worst performance was -31.00% (for the quarter ended March 31, 2020).

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Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Life of Fund*
Class I Shares
Return Before Taxes	-9.95%	6.91%
Return After Taxes on Distributions	-10.79%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	-5.60%	5.28%
Class N Shares
Return Before Taxes	-9.95%	6.91%
S&P 500 Total return Index (reflects no deduction for fees, expenses or taxes)	-18.11%	7.66%
Russell Mid Cap Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-17.32%	5.88%
*	The Acclivity Mid Cap Multi-Style Fund commenced operations on December 31, 2019.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Mid Cap Multi-Style Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Russell Mid Cap Total Return Index measures the performance of the smallest 800 companies in the Russell 1000 index. Investors cannot invest directly in an index.

Investment Adviser. Innealta Capital, LLC serves as the Mid Cap Multi-Style Fund’s investment adviser (the “Adviser”).

Portfolio Manager. The following serve as the Mid Cap Multi-Style Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Mid Cap Multi-Style Fund Since:
Dr. Vito Sciaraffia	Portfolio Manager	December 2018
Dr. Glenn Freed	Portfolio Manager	December 2019
Yuxing Zhang	Portfolio Manager	March 2021

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Acclivity Mid Cap Multi-Style Fund, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022), or by telephone at 1-855-873-3837. Investors who wish to purchase or redeem Mid Cap Multi-Style Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Mid Cap Multi-Style Fund is $20,000 for Class I shares and $5,000 for Class N shares, with a minimum subsequent investment of $1,000 for Class N shares. There is no minimum subsequent investment amount for Class I shares. The Mid Cap Multi-Style Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Mid Cap Multi-Style Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, though such accounts may be taxed upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Mid Cap Multi-Style Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Mid Cap Multi-Style Fund and its related companies may pay the intermediary for the sale of Mid Cap Multi-Style Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid Cap Multi-Style Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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